UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2022
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
______________________

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Shareholder Rights Plan
On September 15, 2022, the shareholders of Open Text Corporation (the “Company”) approved the continuation, amendment and restatement of the shareholder rights plan (the “Amended Rights Plan”) that the Company and Computershare Investor Services Inc. (the “Rights Agent”) originally entered into as of November 1, 2004, and as previously amended and restated on December 6, 2007, December 2, 2010, September 26, 2013, September 23, 2016 and September 4, 2019 (the “Rights Plans”). The Rights Agent also acts as transfer agent for the Company, as trustee to the Company's employee benefit trust and from time to time in connection with acquisitions, as escrow agent for the Company.
The Amended Rights Plan continues (with the non-substantive changes described below) a right (which may only be exercised if a person acquires control of 20% or more of the Company's common shares (“Common Shares”)) for each shareholder, other than the person that acquires 20% or more of the Common Shares, to acquire additional Common Shares at one-half of the market price at the time of exercise. This significantly dilutes the share position of the person that acquires 20% or more of the Common Shares and practically prevents that person from acquiring control of 20% or greater of the Common Shares unless the Amended Rights Plan has been withdrawn or the buyer makes a Permitted Bid (as defined in the Amended Rights Plan). The most common approaches that a buyer may take to have the Amended Rights Plan withdrawn are to negotiate with the Board of Directors to have the Amended Rights Plan waived, or to apply to a securities commission to order withdrawal of the Amended Rights Plan if the Company cannot develop an auction. Both of these approaches will give the Board of Directors more time and control over any sale process and increase the likelihood of a better offer to the Company’s shareholders.
The Amended Rights Plan is identical in all material respects to the prior Rights Plan approved at the annual meeting of shareholders held on September 4, 2019, subject to updates to specific dates included in the Amended Rights Plan and certain other non-substantive amendments for consistency.
The Amended Rights Plan will remain in force until the earlier of the Termination Time (the time at which the right to exercise rights shall terminate pursuant to the Amended Rights Plan) and the termination of the 2025 annual meeting of the Company's shareholders unless at or prior to such meeting the Company's shareholders ratify the continued existence of the Amended Rights Plan, in which case the Amended Rights Plan would expire at the earlier of the Termination Time and the termination of the 2025 annual meeting of the Company's shareholders.
The foregoing summary of the Amended Rights Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Rights Plan, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) At the Annual Meeting of the Company held on September 15, 2022 (the "Annual Meeting"), the proposals listed below were submitted to a vote of the shareholders.

(b) The voting results for each proposal at the Annual Meeting is set forth below. Shareholders holding 225,160,163 of the Common Shares representing 83.45% of the outstanding Common Shares were present or represented by proxy at the Annual Meeting.

Proposal 1 - Election of Directors
The following table sets forth information regarding the election of each of the following nominees as directors of the Company until the next annual meeting of shareholders of the Company or until the successor of such director is duly elected or appointed:

		Outcome of Vote	Vote For		Votes Against		Broker Non-Votes
(a)	P. Thomas Jenkins	Carried by ballot	205,740,805	92.46%	16,782,767	7.54%	2,636,591
(b)	Mark J. Barrenechea	Carried by ballot	217,866,429	97.91%	4,657,143	2.09%	2,636,591
(c)	Randy Fowlie	Carried by ballot	209,311,894	94.06%	13,211,678	5.94%	2,636,591
(d)	David Fraser	Carried by ballot	219,923,861	98.83%	2,599,711	1.17%	2,636,591
(e)	Gail E. Hamilton	Carried by ballot	199,811,958	89.79%	22,711,614	10.21%	2,636,591
(f)	Robert Hau	Carried by ballot	221,151,792	99.38%	1,371,780	0.62%	2,636,591
(g)	Ann M. Powell	Carried by ballot	208,892,602	93.87%	13,630,970	6.13%	2,636,591
(h)	Stephen J. Sadler	Carried by ballot	212,414,315	95.46%	10,109,257	4.54%	2,636,591
(i)	Michael Slaunwhite	Carried by ballot	189,163,269	85.01%	33,360,303	14.99%	2,636,591
(j)	Katharine B. Stevenson	Carried by ballot	212,102,679	95.32%	10,420,893	4.68%	2,636,591
(k)	Deborah Weinstein	Carried by ballot	186,142,603	83.65%	36,380,969	16.35%	2,636,591

Proposal 2 - Re-Appointment of Independent Auditors
The shareholders approved the re-appointment of KPMG LLP, Chartered Professional Accountants, as the independent auditors of the Company to hold office until the next annual meeting of shareholders or until a successor is appointed, as set forth below:

Votes For            Votes Withheld
207,372,613 (92.10%)          17,787,549 (7.90%)

There was 1 broker non-vote.

Proposal 3 - Shareholder Advisory Vote on Executive Compensation (Say-on-Pay Vote)
The results of the non-binding advisory vote on the Company’s approach to executive compensation are set forth below:

Votes For            Votes Against
100,027,979 (44.95%)          122,495,399 (55.05%)

There were 2,636,785 broker non-votes.
Proposal 4 - Amendment and Restatement of the Shareholders Rights Plan
The shareholders approved the continuance amendment and restatement of the Shareholder Rights Plan, as set forth below:

Votes For            Votes Against
208,419,333 (93.66%)          14,104,099 (6.34%)

There were 2,636,731 broker non-votes.
Item 8.01    Other Events of Importance to Security Holders.
On September 15, 2022, the Company issued a press release announcing the voting results for its election of directors at its Annual Meeting held virtually earlier that day. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
On September 15, 2022, the Board of Directors of the Company re-appointed P. Thomas Jenkins as Chair of the Board of Directors and re-appointed Mark J. Barrenechea as Vice Chair of the Board of Directors.

Item  9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

4.1	Amended and Restated Shareholder Rights Plan Agreement between Open Text Corporation and Computershare Investor Services, Inc. dated September 15, 2022
99.1	Press release issued by Open Text Corporation on September 15, 2022
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 15, 2022	By:	/s/ Michael F. Acedo
Michael F. Acedo EVP, Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

4.1	Amended and Restated Shareholder Rights Plan Agreement between Open Text Corporation and Computershare Investor Services, Inc. dated September 15, 2022
99.1	Press release issued by Open Text Corporation on September 15, 2022
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)